Exhibit 99.2

GLOBAL EAGLE ACQUIRES masFlight and navAero FOR FOUNDATION OF NEW OPERATIONS SOLUTIONS PLATFORM

•	Launching comprehensive connected aircraft solution to the market
•	Acquisitions bring cockpit data integration and powerful business intelligence that complement GEE’s next-generation connectivity
•	masFlight offers business intelligence and cloud-based data solutions to global aviation
•	navAero provides cockpit integration and electronic flight bag solutions to airlines
•	Unmatched capability to collect, transmit, process and analyze real-time data to reduce fuel burn, decrease delays, improve customer experience and operational efficiency
•	Marquee client list for both companies, including leading airlines, OEMs and airports
•	Acquisitions create leadership in fast growing business intelligence, data analytics and real-time operational management sectors

LOS ANGELES – August 6, 2015 – Global Eagle Entertainment Inc., (Nasdaq: ENT) (“Global Eagle”, “GEE” or the “Company”) a worldwide provider of aircraft connectivity systems, operations solutions and media content to the travel industry, today announced the acquisition of masFlight, the industry’s leading operational data analytics platform, and navAero, the industry’s leading developer of cutting-edge EFB (Electronic Flight Bag) and cockpit data solutions. The acquisitions will form the foundation of GEE’s new Operations Solutions business line, leveraging next-generation aircraft connectivity to create a revolutionary new platform that helps airlines improve operations, realize cost efficiencies, and enhance the overall passenger experience.

GEE Operations Solutions will offer industry-leading connected aircraft solutions, collecting real-time aircraft data, transmitting information between aircraft and ground, processing and analyzing information through cloud-based systems, and delivering business intelligence solutions to airlines worldwide. The Operations Solutions business line launches with a high-profile base of global aviation customers served by masFlight and navAero, including major airlines, airports, manufacturers, and the aviation supply chain. The business also benefits from GEE’s connectivity and media relationships with more than 200 global airlines. With these acquisitions, GEE is positioned to transform the $1.5 billion global aviation operations and planning market.

“The combination of masFlight, navAero and our satellite-based connectivity systems provide the foundation for our connected aircraft vision, helping airlines, airports and pilots make better decisions based on real-time information and analytics,” explained Dave Davis, CEO of GEE. “Our Operations Solutions platform will start with a strong portfolio of cockpit data collection and cloud-based business intelligence solutions that already serve mission critical roles at global airlines. masFlight and navAero not only offer cutting-edge technologies, but they also bring a stellar customer list and strong reputation in the aviation industry.”

masFlight Founder and CEO, Josh Marks, will lead the new GEE Operations Solutions business line, leveraging GEE’s airline customer relationships and Ku-band satellite connected aircraft. “Next generation aircraft connectivity is the critical component that enables airlines to monitor, manage, and improve flight operations in real-time,” Marks said. “navAero enhances our ability to collect aircraft data, and masFlight provides big-data solutions that translate data into actionable information. GEE is the clear leader and innovator in the early stages of the evolving aviation analytics market, and these acquisitions create a powerful end-to-end capability. GEE has the vision, relationships and resources to develop integrated solutions that will help global aviation save billions of dollars each year and improve the overall passenger experience.”

“Airline customers seek EFB solutions that connect seamlessly with inflight connectivity systems, to deliver more timely information to pilots and to stream aircraft data to ground,” said navAero President Simone Giordano, who will be an integral part of the GEE Operations Solutions team. “Our integration with GEE and masFlight will accelerate adoption of connected EFB solutions and offer new capabilities for customers, such as real-time weather, flight re-route analysis and situational awareness for both pilots and operational managers,” Giordano explained.

About masFlight

masFlight provides a cloud-based business intelligence platform that processes and analyzes global aviation operations data. Pre-stocked with comprehensive global aviation data, masFlight’s big data solutions help airlines plan schedules and monitor current operations, reduce fuel burn, improve asset utilization, manage operational disruptions, and provide a better customer experience. Optimized for high-volume data processing and analytics, masFlight’s proprietary technology processes global information feeds in real-time, collecting and merging diverse streams of aviation data. masFlight delivers actionable analytics to airlines, airports, aviation suppliers and other end-users that drive business decisions and results.

About navAero

navAero specializes in avionics integration and EFB solutions that capture, structure and visualize aircraft information. The company’s proprietary equipment is installed on more than 3,500 aircraft worldwide, transforms critical and non-critical aircraft data into vital information that supports pilots and operations managers. By linking navAero’s solutions to existing connectivity infrastructure, GEE Operations Solutions will increase the timeliness, depth and relevance of aircraft-specific data and enable powerful new decision support tools.

About Global Eagle Entertainment (GEE)

Global Eagle Entertainment Inc. (Nasdaq: ENT) is a worldwide provider of aircraft connectivity systems, operations solutions and media content to the travel industry. Through the industry’s most comprehensive product and services platform, Global Eagle Entertainment provides airlines with a wide range of in-flight solutions. These include Wi-Fi, movies, television, music, interactive software, as well as portable IFE solutions, content management services, e-commerce solutions and original content development. Serving more than 200 airlines worldwide, Global Eagle Entertainment delivers exceptional quality and value to its customers to help them achieve their passenger experience objectives. The company’s headquarters are located in Los Angeles, California, with offices and teams located in North America, Asia, the Middle East, Europe, Africa, Oceania and South America. Find out more at: www.geemedia.com.

Forward-Looking Statements

We make forward-looking statements in this press release. These forward-looking statements relate to expectations or forecasts for future events, including without limitation, our earnings, revenues, expenses or other future financial or business performance or strategies, or the impact of legal or regulatory matters on our business, results of operations or financial condition. These statements may be preceded by, followed by or include the words "may," "might," "will," "will likely result," "should," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "continue," "target" or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and should not be relied upon as representing our views as of any subsequent date. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation those risks and uncertainties described in our most recent annual report on Form 10-K, as amended, and subsequently filed reports on Form 10-Q, as amended. As a result, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contact:

Kevin Trosian

Vice President, Corporate Development and Investor Relations

+1 310-740-8624

Investor.relations@geemedia.com

pr@geemedia.com